Exhibit 99.1 J a n u a r y 2 6 , 202 3 CARPENTER TECHNOLOGY CORPORATION nd 2 Quarter Fiscal Year 2023 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2022, Form 10-Q for the quarter ended September 30, 2022, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (20) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the Securities Act ), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward- looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2023 CRS Holdings, LLC. All rights reserved. 2

nd 2 QUARTER FISCAL YEAR 2023 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.5 1.3 1.2 1.1 1.0 1 0.6 0.5 0 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 YTD © 2023 CRS Holdings, LLC. All rights reserved. 4

Second Quarter Summary • Demand conditions across end-use markets remain solid; backlog growth of 9% sequentially and 107% year-over-year • Capturing share and price gains through contract negotiations; Return to Profitability With increased prices on transactional business Strong Demand Across End- • SAO segment gaining momentum with operating results driven by higher sequential and year-over-year shipment volumes, primarily in Use Markets & Increased Aerospace and Defense and Medical end-use markets Productivity At Operating • PEP segment continues strong performance with sequential and year- Facilities over-year operating income improvement, driven by Titanium sales for Medical end-use market • Liquidity remains healthy at $237 million © 2023 CRS Holdings, LLC. All rights reserved. 5

Second Quarter End-Use Market Highlights

MARKET	Q2-23 NET SALES EX. SURCHARGE ($M)*	%	VS. Q2-22	VS. Q1-23	COMMENTS
AEROSPACE & DEFENSE	$200.4	48%	↑ +50%	↑ +9%	• Ongoing improvements to global travel demand and industry need for new planes • Supply chains struggling to keep up with demand, with more material wanted sooner • Growing backlogs, extending lead times, and ongoing high levels of outreach from customers & OEMs across applications
MEDICAL	$62.7	15%	↑ +55%	↑ +26%	• Elective surgeries continue to increase • Customers ramping manufacturing activity and building stock levels to capture demand • Supply chains evaluating risks and sourcing strategies due to global events
TRANSPORTATION	$27.3	6%	↓ -4%	↑ +15%	• Light-duty vehicle demand remains high; chip-related production issues are improving but global supply chain challenges limiting growth • Heavy-duty vehicle demand recovering in China; expect build rates to increase globally in CY23
ENERGY	$22.6	5%	↑ +41%	↑ +23%	• Oil & gas capital expenditure outlook remains high; North America rig count up 31% year-over-year • Increasing need for advanced solutions to reach oil & gas and capture liquified natural gas • Power generation: increasing industrial gas turbine demand for material for new builds and repairs
INDUSTRIAL & CONSUMER	$78.6	19%	↑ +18%	↑ +15%	• Ongoing strong demand across industrial sub-markets, especially semiconductor • Demand from consumer electronics sub-market remains strong for material from new hot strip mill at Reading, PA facility

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY © 2023 CRS Holdings, LLC. All rights reserved.

6

nd 2 QUARTER FISCAL YEAR 2023 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 7

Income Statement Summary YEAR-OVER- SEQUENTIAL $ millions, except pounds and per-share amounts Q2-23 Q2-22 Q1-23 YEAR CHANGE CHANGE Pounds (‘000) 50,500 43,082 44,890 7,418 5,610 Net Sales 579.1 396.0 522.9 183.1 56.2 Net Sales ex. Surcharge Revenue* 420.8 314.9 375.7 105.9 45.1 Gross Profit 70.0 13.1 54.8 56.9 15.2 Selling, General and Administrative Expenses 47.4 44.6 46.5 2.8 0.9 Operating Income (Loss) 22.6 (31.5) 8.3 54.1 14.3 Special Item included in Operating Income (Loss)* — 1.7 — (1.7) — Operating Income (Loss) ex. Special Item* 22.6 (29.8) 8.3 52.4 14.3 % of Net Sales ex. Surcharge Revenue and Special Item* 5.4% -9.5% 2.2% 14.9% 3.2% Effective Tax Rate 19.5% 16.0% 11.5% 3.5% 8.0% Net Income (Loss) 6.2 (29.4) (6.9) 35.6 13.1 Diluted Earnings (Loss) per Share $0.13 ($0.61) ($0.14) $0.74 $0.27 Adjusted Diluted Earnings (Loss) per Share* $0.13 ($0.58) ($0.14) $0.71 $0.27 © 2023 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8

SAO Segment Summary

Q2-23 OPERATING RESULTS	Q2-23	Q2-22	Q1-23	YEAR-OVER-YEAR CHANGE	SEQUENTIAL CHANGE
Pounds ('000)	49,442	43,248	44,562	6,194	4,880
Net Sales ($M)	495.8	330.8	447.3	165.0	48.5
Net Sales ex. Surcharge ($M) *	346.2	251.6	305.7	94.6	40.5
Operating Income (Loss) ($M)	30.3	(20.3)	19.9	50.6	10.4
Adjusted Operating Income (Loss) ($M) *	30.3	(18.8)	19.9	49.1	10.4
Operating Margin	*6.1%*	*-6.1%*	*4.4%*	*12.2%*	*1.7%*
*Adj. Operating Margin Excl. Surcharge Revenue and Special Item**	*8.8%*	*-7.5%*	*6.5%*	*16.3%*	*2.3%*

Q2-23 Business Results

- Net sales excluding surcharge increased 13% sequentially on 11% higher volumes as demand across all end-use markets remains strong
- Adjusted operating income continued to improve sequentially as shipment volumes increase to meet growing demand
- Year-over-year improvement in profitability driven by higher shipments and cost improvement related to increasing activity levels

Q3-23 Outlook

- Continued focus on employee training and productivity to increase throughput across operations and keep pace with growing demand
- Q3-23 operating income expected to be in the range of $41 million to $45 million, driven by increasing shipments combined with a stronger product mix and increased productivity

CARPENTER TECHNOLOGY © 2023 CRS Holdings, LLC. All rights reserved.

* Detailed schedule included in Non-GAAP schedules in Appendix

9

PEP Segment Summary

Q2-23 OPERATING RESULTS	Q2-23	Q2-22	Q1-23	YEAR-OVER-YEAR CHANGE	SEQUENTIAL CHANGE
Pounds ('000) *	2,978	2,776	2,326	202	652
Net Sales ($M)	106.7	85.7	93.2	21.0	13.5
Net Sales ex. Surcharge ($M) **	98.0	83.8	87.7	14.2	10.3
Operating Income ($M)	9.3	3.0	6.3	6.3	3.0
Adjusted Operating Income ($M) **	9.3	3.2	6.3	6.1	3.0
Operating Margin	*8.7%*	*3.5%*	*6.8%*	*5.2%*	*1.9%*
*Adj. Operating Margin Excl. Surcharge Revenue and Special Item***	*9.5%*	*3.8%*	*7.2%*	*5.7%*	*2.3%*

Q2-23 Business Results

- Net sales excluding surcharge increased 17% year-over-year and 12% sequentially driven by strong demand in Aerospace and Defense and Medical end-use markets
- Operating income increased year-over-year and sequentially primarily due to improving profitability in Dynamet Titanium and Additive businesses as a result of higher shipments, improving product mix and increased activity levels

Q3-23 Outlook

- Demand conditions expected to remain strong with sequential net sales growth driven by Dynamet Titanium business
- Ongoing focus on increasing productivity and throughput rates necessary to meet strong customer demand
- Q3-23 operating income expected to be in the range of $9.5 million to $11 million

* Pounds includes only Dynamet and Additive businesses
** Detailed schedule included in Non-GAAP schedules in Appendix

CARPENTER TECHNOLOGY
© 2023 CRS Holdings, LLC. All rights reserved.
10

Free Cash Flow Summary Q1-23 Q2-23 6 MOS FY23 6 MOS FY22 $ millions Net Income + Non-Cash Items 32 49 81 6 Inventory (121) (106) (227) (110) 11 (29) (18) (32) Working Capital / Other Total Net Working Capital / Other (110) (135) (245) (142) (78) (86) (164) (136) Net Cash Used for Operating Activities Purchases of Property, Plant, Equipment and Software (13) (18) (31) (34) — — — 2 Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale Dividends Paid (10) (10) (20) (20) (101) (114) (215) (188) Free Cash Flow * Cash 53 20 Available Borrowing Under Credit Facility 298 217 Total Liquidity 351 237 The clerical accuracy of certain amounts may be impacted due to rounding. © 2023 CRS Holdings, LLC. All rights reserved. 11 *Detailed schedule included in Non-GAAP Schedules in Appendix.

nd 2 QUARTER FISCAL YEAR 2023 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 12

Second Quarter Recap • Strong demand environment across end-use markets, especially in Aerospace and Defense and Medical • Ramping manufacturing operations and increasing productivity across facilities to capture demand • Improving margins with higher volumes, improved product mix and increased prices Strong Demand Across End-Use Markets and • Offsetting inflationary pressures through price gains and increased productivity Ramping Operations • Healthy liquidity with no significant near-term required minimum pension Driving Positive Outlook contributions or debt maturities • Capabilities in emerging areas including electrification and additive manufacturing provide long-term growth opportunities • Well-positioned to achieve FY19 operating income run rate by Q4-23, with continued growth beyond © 2023 CRS Holdings, LLC. All rights reserved. 13

On-Track to Return to FY19 Operating Income Run-Rate and to Grow Beyond Strong demand outlook across end-use markets supports long- Focused on ramping operations to capture demand and realize term growth FY23 outlook Projected Operating Income ($M) MARKET OUTLOOK Will exceed pre-COVID-19 levels, with growing global travel demand AEROSPACE FY 19 Run Rate = $60M 60 Government spend expected to rise with increased global geo-political uncertainty DEFENSE Improved patient outcomes and aging population driving demand 54-60 MEDICAL Improved vehicle energy and fuel efficiency requiring 30.5 - 37 innovative solutions 22.6 TRANSPORTATION 8.3 Shift to lower carbon-intensive energy sources requiring Q1-23 Q2-23 Q3-23 Q4-23 new material solutions ENERGY Industry 4.0 requires semiconductors & high-quality • Continue to increase productivity and output rates across facilities, fluid control INDUSTRIAL with significant room for improvement in the coming quarters More devices, more connectivity with better wireless • Net sales growth and increased productivity driving margin performance CONSUMER expansion and higher operating income © 2023 CRS Holdings, LLC. All rights reserved. 14

APPENDIX OF NON-GAAP SCHEDULES 15

Non-GAAP Schedules Adjusted diluted earnings (loss) per share Q2-23 Q2-22 Q1-23 $ millions, except per-share amounts Diluted Earnings (Loss) per Share $0.13 ($0.61) ($0.14) Net Income (Loss) 6.2 (29.4) (6.9) Special Item, net of tax: COVID-19 costs — 1.4 — Special Item, net of tax: — 1.4 — Net Income (Loss) Excluding Special Item 6.2 (28.0) (6.9) Adjusted Diluted Earnings (Loss) per Share $0.13 ($0.58) ($0.14) Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2023 CRS Holdings, LLC. All rights reserved. 16

Non-GAAP Schedules Adjusted operating margin, excluding surcharge revenue and special item $ millions Q2-23 Q2-22 Q1-23 Net sales 579.1 396.0 522.9 Less: surcharge revenue 158.3 81.1 147.2 Net sales excluding surcharge revenue 420.8 314.9 375.7 Operating income (loss) 22.6 (31.5) 8.3 Special item: COVID-19 costs — 1.7 — Special Item — 1.7 — Operating Income (Loss) Excluding Special Item 22.6 (29.8) 8.3 Operating Margin 3.9% -8.0% 1.6% Adjusted Operating Margin Excluding Surcharge Revenue and Special Item 5.4% -9.5% 2.2% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2023 CRS Holdings, LLC. All rights reserved. 17

Non-GAAP Schedules

Adjusted segment operating margin, excluding surcharge revenue and special item

$ millions	SAO Q2-23	SAO Q2-22	SAO Q1-23	PEP Q2-23	PEP Q2-22	PEP Q1-23
Net sales	495.8	330.8	447.3	106.7	85.7	93.2
Less: surcharge revenue	149.6	79.2	141.6	8.7	1.9	5.5
Net sales excluding surcharge revenue	**346.2**	**251.6**	**305.7**	**98.0**	**83.8**	**87.7**
Operating income (loss)	**30.3**	**(20.3)**	**19.9**	**9.3**	**3.0**	**6.3**
Special item:						
COVID-19 costs	—	1.5	—	—	0.2	—
Special Item	—	1.5	—	—	0.2	—
Operating Income (Loss) Excluding Special Item	**30.3**	**(18.8)**	**19.9**	**9.3**	**3.2**	**6.3**
Operating Margin	**6.1%**	**-6.1%**	**4.4%**	**8.7%**	**3.5%**	**6.8%**
Adjusted Operating Margin Excluding Surcharge Revenue and Special Item	**8.8%**	**-7.5%**	**6.5%**	**9.5%**	**3.8%**	**7.2%**

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY © 2023 CRS Holdings, LLC. All rights reserved.

18

Non-GAAP Schedules Free cash flow Q1-23 Q2-23 6 MOS FY23 6 MOS FY22 $ millions Net cash used for operating activities (78.0) (86.4) (164.5) (136.3) Purchases of property, plant, equipment and software (13.5) (17.5) (31.0) (33.4) Proceeds from disposals of property, plant and equipment and assets held for sale — — — 1.8 Dividends paid (9.8) (9.8) (19.7) (19.7) Free cash flow (101.3) (113.7) (215.2) (187.6) Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. © 2023 CRS Holdings, LLC. All rights reserved. 19

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 20 carpentertechnology.com